Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included in the proxy statement/prospectus.

The following selected unaudited pro forma condensed combined financial data is derived from the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations included in the proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Fusion Acquisition Corp. (“Fusion”) and the historical condensed consolidated financial statements of MoneyLion, Inc. (“MoneyLion”) as adjusted to give effect to the Business Combination and the Private Placement. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 gives pro forma effect to the Business Combination consummated on September 22, 2021, treated as a reverse recapitalization for accounting purposes and the Private Placement as if they had been consummated as of June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020, give effect to the Business Combination and the Private Placement as if they had occurred on January 1, 2020, the earliest period presented.

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). Fusion has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial statements. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company upon consummation of the Business Combination and the Private Placement.

The unaudited pro forma condensed combined financial statements are for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Fusion and MoneyLion have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

This information should be read together with Fusion’s and MoneyLion’s historical condensed consolidated financial statements and related notes, “Unaudited Pro Forma Condensed Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Fusion,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MoneyLion,” and other financial information relating to Fusion and MoneyLion included in the proxy statement/prospectus.

	Pro Forma Six Months Ended June 30, 2021	Pro Forma Year Ended December 31, 2020
	Actual Redemptions	Actual Redemptions
	(in thousands)	(in thousands)
Combined Statement of Operations data:
Net revenue	$71,330	$79,411
Loss from operations	(15,363)	(24,329)
Net loss	14,634	(62,653)
Net loss attributable to common stockholders	8,790	(71,062)

Pro Forma
Six Months June 30, 2021
Actual
Redemptions
(in thousands)
Combined Balance Sheet data:
Total assets	$458,084
Total debt	44,529
Total liabilities	80,666
Total temporary equity	101,157
Total stockholders’ equity	276,261

The following unaudited pro forma condensed combined financial information is provided to aid you in your analysis of the financial aspects of the Business Combination and the Private Placement.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2021 combines the unaudited historical balance sheet of Fusion as of June 30, 2021 with the unaudited historical consolidated balance sheet of MoneyLion as of June 30, 2021, giving effect to the Business Combination and the Private Placement as if they had been consummated as of that date.

The following unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 combines the unaudited historical statement of operations of Fusion and the unaudited historical consolidated statement of operations of MoneyLion for such period, giving effect to the Business Combination and the Private Placement as if they had been consummated on January 1, 2020, the earliest period presented. The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines the audited historical statement of operations of Fusion and the audited historical consolidated statement of operations of MoneyLion for such period, giving effect to the Business Combination and the Private Placement as if they had been consummated on January 1, 2020, the earliest period presented.

The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed combined financial statements;

●	the (i) audited historical financial statements of Fusion as of and for the year ended December 31, 2020 and (ii) unaudited historical condensed financial statements of Fusion for the six months ended June 30, 2021, and the related notes thereto, included elsewhere in the proxy statement/prospectus;

●	the (i) audited historical financial statements of MoneyLion as of and for the year ended December 31, 2020 and (ii) unaudited historical condensed consolidated financial statements of MoneyLion for the six months ended June 30, 2021, and the related notes thereto, included elsewhere in the proxy statement/prospectus; and

●	the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Fusion,” “Management’s Discussion and Analysis of Financial Condition and Results of Operation of MoneyLion,” and other financial information relating to Fusion and MoneyLion included elsewhere in the proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements are for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and the Private Placement taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2021

 (Dollars in thousands, except share and per share amounts)

	Historical		Actual Redemptions
			Business
			Combination		Pro Forma
	5(A)	5(B)	and PIPE		Balance
	Fusion	MoneyLion	Investment		Sheet
ASSETS
Cash	$14	$28,971	$290,552	5(a)	$319,537
Restricted cash	-	2,806	-		2,806
Finance and membership receivables	-	106,689	-		106,689
Allowance for losses on finance receivables	-	(14,701)	-		(14,701)
Finance and membership receivables, net	-	91,988	-		91,988
Property and equipment, net	-	474	-		474
Intangible assets, net	-	8,452	-		8,452
Goodwill	-	21,565	-		21,565
Due from related party	31	4	-		35
Other assets	-	13,129	-		13,129
Prepaid expenses	98	-	-		98
Security deposit	-	-	-		-
Marketable securities held in trust account	350,120	-	(350,120)	5(b)	-
Total assets	$350,263	$167,389	$(59,568)		$458,084

LIABILITIES AND STOCKHOLDERS’ EQUITY
Secured loans	$-	$24,057	$-		$24,057
Accounts payable and accrued liabilities	271	20,201	-		20,472
Subordinated convertible notes	-	100,311	(100,311)	5(c)	-
Related party loan	-	5,000	(5,000)	5(d)	-
Warrant liability	36,125	73,456	(73,456)	5(e)	36,125
Other debt	-	-	-		-
Income tax payable	12	-	-		12
Deferred underwriting fee payable	13,150	-	(13,150)	5(f)	-
Total liabilities	49,558	223,025	(191,917)		80,666
COMMITMENTS AND CONTINGENCIES
MoneyLion redeemable convertible preferred stock	-	298,010	(298,010)	5(g)	-
MoneyLion redeemable noncontrolling interests	-	101,157	-	5(h)	101,157
Fusion Class A common stock subject to possible redemption	295,704	-	(295,704)	5(h)	-
Stockholders’ Equity:
MoneyLion common stock, $0.0001 par value	-	-	-		-
Fusion preferred stock, $0.0001 par value	-	-	-		-
Fusion Class A common stock, $0.0001 par value	1	-	21	5(i)	22
Fusion Class B common stock, $0.0001 par value	1	-	(1)	5(i)	-
Additional paid-in capital	15,320	-	616,557	5(i)	631,877
Accumulated deficit	(10,321)	(453,803)	108,486	5(i)	(355,638)
Treasury stock	-	(1,000)	1,000	5(i)	-
Total stockholders’ deficit attributable to common stockholders	5,001	(454,803)	726,063	5(i)	276,261
Total stockholders’ equity	5,001	(454,803)	726,063		276,261
Total liabilities and stockholders’ equity	$350,263	$167,389	$(59,568)		$458,084

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2021
(Dollars in thousands, except share and per share amounts)

	Historical		Actual Redemptions
	6(A)	6(B)	Business Combination and PIPE		Pro Forma Statement of
	Fusion	MoneyLion	Investment		Operations
Revenue:
Net interest income on finance receivables	$-	$3,423	$-		$3,423
Membership subscription revenue	-	15,362	-		15,362
Affiliates income	-	3,269	-		3,269
Fee income	-	49,257	-		49,257
Other income	-	19	-		19
Total revenues, net	-	71,330	-		71,330
Operating expenses:
Marketing	-	13,529	-		13,529
Provision for loss on receivables	-	21,406	-		21,406
Other direct costs	-	5,155	-		5,155
Interest expense	-	3,320	186	6(a)	3,506
Personnel expenses	-	15,253	-		15,253
Underwriting expenses	-	3,544	-		3,544
Information technology expenses	-	3,814	-		3,814
Bank and payment processor fees	-	11,756	-		11,756
Change in fair value of warrant liability	-	48,790	(48,790)	6(e)	-
Change in fair value of subordinated convertible notes	-	49,561	(49,561)	6(f)	-
Professional fees	-	8,037	-		8,037
Depreciation expense	-	1,016	-		1,016
Occupancy expense	-	765	-		765
Gain on foreign currency translation	-	(44)	-		(44)
Other operating expenses	-	(2,021)	-		(2,021)
Formation and operating costs	1,127	-	(150)	6(b)	977
Total operating expenses	1,127	183,881	(98,315)		86,693
Loss from operations	(1,127)	(112,551)	98,315		(15,363)
Other income (expense):
Interest earned on investments held in Trust Account	72	-	(72)	6(c)	-
Change in fair value of warrant liability	30,002	-	-		30,002
Loss before provision for income taxes	28,947	(112,551)	98,243		14,639
Income tax (expense) benefit	-	(42)	37		(5)
Net loss	28,947	(112,593)	98,280		14,634
Net loss attributable to noncontrolling interests	-	(5,844)	-		(5,844)
Accrued dividends on redeemable convertible preferred stock	-	(9,827)	9,827	5(g)	-
Net loss attributable to common stockholders	$28,947	$(128,264)	$108,107		$8,790
Weighted average common shares outstanding, basic and diluted	8,750,000	2,955,677			227,147,708	6(d)
Loss per common share, basic and diluted	$3.31	$(43.40)			$0.04	6(d)

See accompanying notes to the unaudited pro forma condensed combined financial information.

Fusion Acquisition Corp.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended Decemer 31, 2020

(Dollars in thousands, except share and per share amounts)

	Historical		Actual Redemptions
	6(C) Fusion	6(D) MoneyLion	Business Combination and PIPE Investment		Pro Forma Statement of Operations
Revenue:
Net interest income on finance receivables	$-	$4,347	$-		$4,347
Membership subscription revenue	-	25,994	-		25,994
Affiliates income	-	2,234	-		2,234
Fee income	-	46,639	-		46,639
Other income	-	197	-		197
Total revenues, net	-	79,411	-		79,411
Operating expenses:
Marketing	-	11,060	-		11,060
Provision for loss on receivables	-	21,294	-		21,294
Other direct costs	-	4,336	-		4,336
Interest expense	-	2,950	150	6(a)	3,100
Personnel expenses	-	24,200	-		24,200
Underwriting expenses	-	6,242	-		6,242
Information technology expenses	-	7,041	-		7,041
Bank and payment processor fees	-	13,737	-		13,737
Change in fair value of warrant liability	-	14,419	(14,419)	6(e)	-
Change in fair value of subordinated convertible notes	-	4,000	(4,000)	6(f)	-
Professional fees	-	8,396	-		8,396
Depreciation expense	-	1,108	-		1,108
Occupancy expense	-	1,233	-		1,233
Gain on foreign currency translation	-	(179)	-		(179)
Other operating expenses	-	1,155	-		1,155
Formation and operating costs	1,167	-	(150)	6(b)	1,017
Total operating expenses	1,167	120,992	(18,419)		103,740
Loss from operations	(1,167)	(41,581)	18,419		(24,329)
Other income (expense):
Interest earned on investments held in Trust Account	219	-	(219)	6(c)	-
Change in fair value of warrant liability	(38,310)	-	-		(38,310)
Loss before provision for income taxes	(39,258)	(41,581)	18,200		(62,639)
Income tax (expense) benefit	(11)	(6)	3		(14)
Net loss	(39,269)	(41,587)	18,203		(62,653)
Net loss attributable to noncontrolling interests	-	(8,409)	-		(8,409)
Accrued dividends on redeemable convertible preferred stock	-	(17,209)	17,209		-
Net loss attributable to common stockholders	$(39,269)	$(67,205)	$35,412		$(71,062)
Weighted average common shares outstanding, basic and diluted	8,750,000	2,753,400			227,147,708	6(d)
Loss per common share, basic and diluted	$(4.49)	$(24.41)			$(0.31)	6(d)

See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Description of the Transactions

The Business Combination

On February 11, 2021, Fusion Acquisition Corp., a Delaware corporation (“Fusion” or the “Company”), entered into an agreement and plan of merger by and among Fusion, ML Merger Sub Inc., a wholly owned subsidiary of Fusion (“Merger Sub”), and MoneyLion Inc. (“MoneyLion”) (as amended on June 28, 2021 and September 4, 2021, the “Merger Agreement”), which provided for Merger Sub to merge with and into MoneyLion with MoneyLion surviving the merger as a wholly owned subsidiary of Fusion (the “Business Combination”). The Business Combination was consummated on September 22, 2021. In addition, in connection with the consummation of the Business Combination, Fusion was renamed “MoneyLion Inc.” and is referred to herein as “New MoneyLion” as of the time following such change of name.

Under the Merger Agreement, Fusion had agreed to acquire all of the outstanding equity interests of MoneyLion for $2.2 billion in aggregate consideration. The aggregate consideration paid to MoneyLion stockholders was (i) 184,285,695 shares of Class A common stock of New MoneyLion (valued at $10.00 per share) and (ii) the contingent right to receive a pro rata portion of up to 17,500,000 shares of Class A common stock of New MoneyLion (the “Earn Out Shares”).

The Private Placement

On February 11, 2021, concurrently with the execution of the Merger Agreement, Fusion entered into the Subscription Agreements with the PIPE Investors, pursuant to which, among other things, Fusion agreed to issue and sell in private placements an aggregate of 25,000,000 shares of Fusion Class A common stock to the PIPE Investors for $10.00 per share.

The Private Placement closed immediately prior to the Closing of the Business Combination. In connection with the Closing, all of the issued and outstanding shares of Fusion Class A common stock, including the shares of Fusion Class A common stock issued to the PIPE Investors, became shares of New MoneyLion Class A common stock.

2.	Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). Fusion has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial statements. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company upon consummation of the Business Combination and the Private Placement.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 gives effect to the Business Combination and the Private Placement as if they occurred as of June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 give effect to the Business Combination and the Private Placement as if they occurred on January 1, 2020, the earliest period presented.

The pro forma adjustments reflecting the consummation of the Business Combination and the Private Placement are based on certain currently available information and certain assumptions and methodologies that Fusion believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible that the difference may be material. Fusion believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and the Private Placement based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. Fusion and MoneyLion have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

These unaudited pro forma condensed combined financial statements and related notes have been derived from and should be read in conjunction with:

●	the (i) audited historical financial statements of Fusion as of and for the year ended December 31, 2020 and (ii) unaudited historical condensed financial statements of Fusion as of and for the six months ended June 30, 2021, and the related notes thereto, included elsewhere in the proxy statement/prospectus;

●	the (i) audited historical financial statements of MoneyLion as of and for the year ended December 31, 2020 and (ii) unaudited historical condensed consolidated financial statements of MoneyLion for the six months ended June 30, 2021, and the related notes thereto, included elsewhere in the proxy statement/prospectus; and

●	the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Fusion,” “Management’s Discussion and Analysis of Financial Condition and Results of Operation of MoneyLion,” and other financial information relating to Fusion and MoneyLion included elsewhere in the proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements are for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and the Private Placement taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

3.	Accounting for the Business Combination

The Business Combination will be accounted for as a reverse recapitalization, in accordance with GAAP. Under this method of accounting, although Fusion issued shares for outstanding equity interests of MoneyLion in the Business Combination, Fusion was treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination was treated as the equivalent of MoneyLion issuing stock for the net assets of Fusion, accompanied by a recapitalization. The net assets of Fusion are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of MoneyLion.

MoneyLion was determined to be the accounting acquirer based on the evaluation of the following facts and circumstances:

●	The former owners of MoneyLion hold the largest portion of voting rights in the combined company;

●	MoneyLion has the right to appoint a majority of the directors in the combined company;

●	MoneyLion’s existing senior management team comprise senior management of the combined company;

●	The operations of the combined company represent the operations of MoneyLion;

●	The combined company assumes MoneyLion’s name and headquarters.

4.	Capitalization

The following summarizes the pro forma ownership of Class A common stock of Fusion following the Business Combination and the Private Placement:

	Class A
Equity Capitalization Summary	Shares	%
MoneyLion stockholders(1)	184,285,695	81.1%
Fusion public stockholders(2)	9,112,013	4.0%
Fusion Sponsor	8,750,000	3.9%
PIPE Investors(3)	25,000,000	11.0%
Total Class A common stock	227,147,708	100.0%

(1)	Stock consideration of 184,285,695 shares of Class A common stock and no cash consideration.

(2)	Redemptions of 25,887,987 shares of Class A common stock of Fusion for aggregate redemption payments of $258.9 million using a per-share redemption price of $10.00.

(3)	Private Placement was consummated in accordance with its terms for aggregate proceeds of $250.0 million in connection with the issuance of 25,000,000 shares of Class A common stock to the PIPE Investors.

5.	Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021

The pro forma notes and adjustments are as follows:

Pro forma notes

(A)	Derived from the unaudited balance sheet of Fusion as of June 30, 2021.

(B)	Derived from the unaudited consolidated balance sheet of MoneyLion as of June 30, 2021.

Pro forma adjustments

(a)	To reflect the net cash proceeds from the Business Combination and the Private Placement as follows (in thousands):

Release of Trust Account	$350,120	5	(b)
Redemptions of Fusion common stock	(258,880)	5	(h)
Proceeds from Private Placement	250,000	5	(i)
Payment of transaction expenses	(32,352)	5	(i)
Payment of Fusion deferred underwriting fee payable	(13,150)	5	(f)
Repayment of MoneyLion debt	(5,000)	5	(d)
Early payment penalty and interest on MoneyLion debt	(186)	5	(i)
Cash	$290,552

(b)	To reflect the release of $350.1 million from the Trust Account (see Note 5(a)).

(c)	To reflect the conversion of MoneyLion’s subordinated convertible notes into Class A common stock (see Note5(i)).

(d)	To reflect the repayment of MoneyLion’s related party loan of $5.0 million (see Note 5(a)).

(e)	To reflect the conversion of MoneyLion’s warrants into Class A common stock (see Note 5(i)).

(f)	To reflect the settlement of $13.2 million of deferred underwriting fees incurred during Fusion’s IPO that were contractually due upon completion of the Business Combination (see Note 5(a)).

(g)	To reflect the exchange of $298.0 million of MoneyLion’s redeemable convertible preferred stock as a result of the Business Combination (see Note 5(i)).

(h)	To reflect the redemption of 25,887,987 shares of Class A common stock of Fusion for aggregate redemption payments of $258.9 million and the transfer of $36.8 million to permanent equity upon consummation of the Business Combination as no other Fusion common stock remain subject to redemption (see Notes 5(b) and 5(i)).

(i)	To reflect the recapitalization of the combined company through the exchange of all of the outstanding share capital of MoneyLion for Class A common stock of Fusion and the following equity transactions (in thousands):

Exchange of MoneyLion redeemable convertible preferred stock	$298,010	5	(g)
Reclassification of Fusion common stock subject to possible redemption	295,704	5	(h)
Redemptions of Fusion common stock	(258,880)	5	(a)
Proceeds from Private Placement	250,000	5	(a)
Payment of transaction expenses	(32,352)	5	(a)
Conversion of MoneyLion subordinated convertible notes	100,311	5	(c)
Conversion of MoneyLion warrants	73,456	5	(e)
Early payment penalty and interest on MoneyLion debt	(186)	5	(a)
Total stockholders’ equity	$726,063

6.	Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2021 and for the Year Ended December 31, 2020

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

Pro forma notes

(A)	Derived from the unaudited statement of operations of Fusion for the six months ended June 30, 2021.

(B)	Derived from the unaudited consolidated statement of operations of MoneyLion for the six months ended June 30, 2021.

(C)	Derived from the audited statement of operations of Fusion for the year ended December 31, 2020

(D)	Derived from the audited consolidated statement of operations of MoneyLion for the year ended December 31, 2020

Pro forma adjustments

(a)	To recognize the payment of early-payment penalties as of January 1, 2020 on MoneyLion’s related party loan that was repaid upon closing of the Business Combination.

(b)	To eliminate fees incurred by Fusion under the administrative support and management agreements which ceased upon closing of the Business Combination.

(c)	To eliminate interest income earned on the Trust Account which was released upon closing of the Business Combination.

(d)	The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of Fusion shares outstanding at the closing of the Business Combination and Private Placement, assuming the Business Combination and Private Placement occurred on January 1, 2020. As the unaudited pro forma condensed combined statement of operations is in a loss position, anti-dilutive instruments were not included in the calculation of diluted weighted average number of common shares outstanding.

(e)	To eliminate the change in fair value of MoneyLion’s warrants which converted into Class A common stock upon closing of the Business Combination.

(f)	To eliminate the change in fair value of the MoneyLion’s subordinated convertible notes which converted into Class A common stock upon closing of the Business Combination.